UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

Commission File Number
001-34581

Kraton Performance Polymers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 23, 2016, Kraton Performance Polymers, Inc. (NYSE: KRA) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2015. Kraton announced that it will hold a conference call and web cast to discuss these results on Wednesday, February 24, 2016 at 9:00 a.m. eastern time. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1: Kraton Performance Polymers, Inc. Press Release dated February 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: February 23, 2016	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Kraton Performance Polymers, Inc. Press Release dated February 23, 2016